2005 Analyst
Conference
©
A
Balancing Market
Dynamics:
Opportunistic In The
Face of Volatility
Doug Schantz
Pat Strange
Mike Braswell

2005 Analyst
Conference

Sequent Energy Management
Welcome to the World of Volatility
•
Unprecedented volatility in the natural gas
marketplace
•
NYMEX volatility related to crude oil volatility and
hedge fund investment
•
Cash volatility from weather and tropical activity
•
Volatility will continue to be high
–
Short-term price inelasticity
–
Growth of summer/winter peak requirements

AGL Resources

$17.00
$15.00
$13.00
$11.00
$9.00
$7.00
$5.00
$3.00
$1.00
12/3/2003
2/3/2004
4/3/2004
6/3/2004
8/3/2004
10/3/2004
12/3/2004
2/3/2005
4/3/2005
6/3/2005
8/3/2005
10/3/2005

2005 Analyst
Conference

Historical NYMEX Prompt
Month Prices

AGL Resources

80%
70%
60%
50%
40%
30%
20%
10%
0%
12/3/2003
2/3/2004
4/3/2004
6/3/2004
8/3/2004
10/3/2004
12/3/2004
2/3/2005
4/3/2005
6/3/2005
8/3/2005
10/3/2005

2005 Analyst
Conference

Historical NYMEX Prompt
Month Volatility

AGL Resources

160%
140%
120%
100%
80%
60%
40%
20%
0%
12/11/2003
2/11/2004
4/11/2004
6/11/2004
8/11/2004
10/11/2004
12/11/2004
2/11/2005
4/11/2005
6/11/2005
8/11/2005
10/11/2005

2005 Analyst
Conference

Historical Henry Hub Cash Volatility

AGL Resources

Henry Hub Cash to Prompt Spread
$4.00
$3.00
$2.00
$1.00
$0.00
-$1.00
-$2.00
-$3.00
-$4.00
12/3/2003
2/3/2004
4/3/2004
6/3/2004
8/3/2004
10/3/2004
12/3/2004
2/3/2005
4/3/2005
6/3/2005
8/3/2005
10/3/2005

2005 Analyst
Conference

•
Does not indicate intra-day price differentials
Salt Storage Arbitrage – Cash to
Prompt Spreads

AGL Resources

Henry Hub Summer 05-Winter 05-06 Spread
$1.60
$1.40
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
4/1/2004
5/1/2004
6/1/2004
7/1/2004
8/1/2004
9/1/2004
10/1/2004
11/1/2004
12/1/2004
1/1/2005
2/1/2005
3/1/2005
4/1/2005
5/1/2005
6/1/2005
7/1/2005
8/1/2005
9/1/2005

Henry Hub Summer 03-Winter 03-04 Spread
$0.50
$0.40
$0.30
$0.20
$0.10
$0.00
-$0.10
-$0.20
-$0.30
-$0.40

Henry Hub Summer 04-Winter 04-05 Spread
$0.45
$0.40
$0.35
$0.30
$0.25
$0.20
$0.15
$0.10
$0.05
$0.00

2005 Analyst
Conference

Storage Arbitrage
Summer/Winter Spreads

AGL Resources

Spread
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
-$1.00
-$2.00
12/31/02
2/28/03
4/30/03
6/30/03
8/31/03
10/31/03
12/31/03
2/29/04
4/30/04
6/30/04
8/31/04
10/31/04
12/31/04
2/28/05
4/30/05
6/30/05
8/31/05

2005 Analyst
Conference

Henry Hub
FGT Z3 Absolute Daily Spread

2005 Analyst
Conference

Cash Prices & Regional Spreads
Rockies
Chicago
Mid Cont Field
S. Texas
Mid Atlantic
Northeast
Henry Hub
Waha
8.185
7.62
6.89
7.55
6.975
7.675
7.00
7.45
6.97
10.795
7.255
7.420
11.005
7.830
11.135
7.720
Locational Spreads
to Henry Hub
Rock
Waha
MC
Chicago
MA
NE
STX
Florida Z3
2004*
(.365)
(.28)
(.285)
.165
.465
.575
(.255)
.045
2005**
(3.175)
(3.245)
(3.345)
(2.61)
.34
.21
(3.12)
(.025)
Florida Zone 3
10.770
7.30
**Prices for Nov 4, 2005
*Prices for Nov 4, 2004

2005 Analyst
Conference

•
Sequent adds and creates value by understanding and
meeting customers’ needs as well as by optimizing gas flows
from supply basin to market area.
•
Strategic focus among producers, pipelines and consumers.

Producer
Services
Transportation
& Storage
Wholesale
Marketing
•
Success factor built upon
  commercial contacts & commercial
  expertise
•
Balanced portfolio allows for
  superior service that can meet
  many needs of the market
Sequent Energy Management

AGL Resources

ANR Pipeline Co.
Columbia Gas Transmission Corp.
Columbia Gulf Transmission Co.
Destin Pipeline Co., LLC
Dominion Transmission Inc.
East Tennessee Natural Gas Co.
Florida Gas Transmission Co.
Natural Gas Pipeline Co. of America
Northern Natural Gas Co.
Panhandle Eastern Pipe Line Co.
Sabine Pipe Line, LLC
Southern Natural Gas Co.
Tennessee Gas Pipeline Co.
Texas Eastern Transmission Corp.
Texas Gas Transmission, LLC
Trailblazer Pipeline Co.
Transcontinental Gas Pipe Line Corp.

2005 Analyst
Conference

Sequent Energy Management
We Have Assembled A Strategic Portfolio Of
Contractual Storage And Transportation Assets
Egan
JISH
Saltville
Pipeline

2005 Analyst
Conference

Storage Contract	Volume	Region
Jefferson Island	600,000	Gulf Coast
Egan	1,000,000	Gulf Coast
Jefferson Island	2,000,000	Gulf Coast
Saltville	100,000	Gulf Coast
Storage Contract	Volume	Region
Midwestern	15,000	Mid-Cont
ANR	75,000	Gulf Coast
Columbia Gulf	10,000	Gulf Coast
NGPL	30,000	Gulf Coast
Panhandle	8,000	Mid-Cont
Sonat	25,000	Gulf Coast
Transco	108,047	Gulf Coast
Tennessee	28,113	Northeast
Trailblazer	10,000	Mid-Cont
Sabine	15,000	Gulf Coast
Sabine	15,000	Gulf Coast
Dominion	2,115	Northeast
Texas Gas	2,215	Gulf Coast
Transco	2,100	Gulf Coast
NNG	25,000	Mid-Cont
Storage Contracts
Transport Contracts
Annual Demand Cost  $7,400,000
Annual Demand Cost  $9,000,000
** Sequent also is very active in interruptible transportation activity on the pipes listed above.
Sequent Energy Management
Storage & Transport Summary

2005 Analyst
Conference

Customer	As of 11-1-2005
AGL	27,688,408
CG	4,812,734
Elkton	56,016
VNG	10,880,199
ETG	13,733,071
Roanoke/Bluefield	3,098,631
Chesapeake	837,841
Westfield	50,560
Vectren of Ohio	11,851,844
Storage Capacity, MMCF
FT Transport Holdings, MMCF/day
Customer	As of 4-1-2005
AGL	816,661
CG	113,709
VNG	551,755
FCG	57,008
Elkton	11,795
Roanoke/Bluefield	149,932
ETG	461,356
Chesapeake	46,309
Westfield	5,211
Eagle Point	10,350
Lockport	40,000
Murray	168,000
Vectren of Ohio	550,485
International Paper	31,110
Sequent Energy Management
Asset Management Portfolio

2005 Analyst
Conference

Sequent Energy Management
We Are Well Positioned To Serve The Market And
Capture Value Associated With Volatility
•
Flexible transportation and storage agreements are key.
•
Markets and supply need to be balanced daily.
•
NYMEX/Henry Hub is only one pricing point.
•
Price discontinuity will continue due to numerous factors
(LNG, emerging supply basins, pipe expansions, etc.)
•
Logistics expertise is paramount in face of volatility and
supply disruptions.

AGL Resources

BB Group
3%
B Group
0%
AAA Group
9%
AA Group
5%
BBB Group
40%
A Group
43%

BB Group
5%
B Group
0%
AAA Group
3%
AA Group
6%
BBB Group
48%
A Group
38%

2005 Analyst
Conference

Exposure by S&P Equivalent Credit Rating
Third Quarter 2004
Third Quarter 2005
Sequent Energy Management

2005 Analyst
Conference

What’s Ahead –
Opportunistic pursuit of additional transport and storage
Sequent Energy Management
As Always, Continue Efforts That Have
Led To Past Performance

Others
8%
Marketer C
12%
GNG
37%
Marketer B
16%
Marketer A
27%

2005 Analyst
Conference

Revenues in 2005 approaching $1
billion
Approx. 75 Bcf of gas sales expected in
2005
One of the largest portfolios of pipeline
and storage assets in the southeast
Serves more than one-half million
residential, commercial and industrial
customers
Over 35% market share in Georgia
Approximately 10% market share
advantage vs. nearest deregulated
competitor in Georgia
•
Operates in a four-state region
including GA, TN, NC and SC
•
Operates under the following trade
names:
▪
GA – Georgia Natural Gas
▪
SC, NC – Piedmont Energy
▪
TN – SouthStar Energy
SouthStar Energy Services (SSE)
One of the Largest Deregulated Retail Natural Gas
Companies in U.S.

2005 Analyst
Conference

Commercial/Asset
Opportunities
•
Price Volatility
–
Wider storage spreads
(12 BCF)
–
Wider intra-month
swing spreads
–
Greater demand for
peaking services &
structured products
SouthStar is leveraging commercial opportunities to help
maintain competitive retail margins despite higher costs.
Retail Business with Commercial Assets
Has Inherent Risks/Opportunities
Retail/Consumer Risks
•
High Wholesale/Retail
Price Environment
–
Bad debt risk
–
Demand
destruction
–
Higher fuel-related
costs

2005 Analyst
Conference

Effective Risk Management &
Commercial Margin Capture
Is Key to Continued Success
Risk Management Philosophy
•
Identify & control risk inherent in the retail gas marketing business:
–
Identify and isolate each exposure independently;
–
Evaluate the entire portfolio to determine whether natural hedges exist;
and
–
Utilize financial derivatives to hedge residual exposures where natural hedges do not exist
•
Key exposures inherent in natural gas marketing business
include:
–
Commodity Price Risk
–
Basis Risk
–
Throughput Risk
–
Credit Risk

AGL Resources

Gross Margin Drivers - 2005 Forecast

14%
6%
38%
42%
Storage
Capacity*
Retail Fixed
Retail Commodity - Variable

* includes large C&I business

2005 Analyst
Conference

Effective Risk Management &
Commercial Margin Capture
Is Key to Continued Success
Commercial Philosophy
•
Leverage optionality of commercial assets to capture economic gains that the market presents without adding risk to our business
–
Note: with commercial assets from GA retail business – no fixed charge overhang
•
Heightened volatility in market allows for greater economic gains

AGL Resources

Avg. Credit Score of Retail Customer Base
Credit Score
540
530
520
510
500
490
480
470
2003
2004
2005

Cumulative SONP Net of Reconnects
70,000
60,000
50,000
40,000
30,000
20,000
10,000
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec

% Bad Debt
25
20
15
10
5
0

2005 Analyst
Conference

Key Strategy:
High grade retail customer portfolio
          9% improvement in average
credit score of retail customer
base in GA since 2003
          Nearly 50% reduction in net
disconnects for non-payment
                        Note: 2005 figures reflect SSE’s estimates for Nov./Dec.
          Decrease in bad debt to
approximately 1% of revenue
Well-Positioned to Manage Risks in
Heightened NYMEX Market

2005 Analyst
Conference

Southstar Is Managing Commercial Opportunities To
Create Value For Shareholders And Retail Customers
Retail Pricing
•
Lowest variable price in the
month of November
•
Currently offering introductory
rate with no customer service
charge
•
Longest running discounted price
plan for low-income seniors
•
Price per therm for our standard
12-month Fixed plan has been
the lowest priced among top 4
marketers in 11 of last 13 months
November 2005

Marketer’s Variable Price Plans                                                All-in price per therm

Georgia Natural Gas --- Volume Discount                                                $1.93
Coweta/Fayette EMC                                                                                  $1.94
Commerce Energy                                                                                      $1.95
GasKey                                                                                                       $2.00
Southern Co. Gas. Promo Rate                                                                  $2.02
Walton EMC                                                                                                $2.05
Scana Choice --- No CS Charge                                                                  $2.08
Georgia Natural Gas --- Market Intro                                                              $2.09
Georgia Natural Gas --- Market Advantage                                                    $2.11
Vectren Source                                                                                             $2.11
Shell Energy                                                                                                  $2.16
Southern Co. Gas                                                                                          $2.18
Georgia Natural Gas                                                                                      $2.19
Infinite Energy                                                                                                $2.19
Scana Choice                                                                                                $2.20
Scana Energy                                                                                                 $2.20
Average                                                                                                           $2.0875

Source: GA PSC website

Focused on Managing
Franchise For Long Term

AGL Resources

SURE WE'RE #1. BUT I DON'T
LET IT GO TO MY FLAME.
Georgia Natural Gas

2005 Analyst
Conference